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                                                                   EXHIBIT 10.44


                             STOCK SUBSCRIPTION AGREEMENT

         This Stock Subscription Agreement (this "Agreement") is entered into as of November 18, 1996 by and between Aftermarket Technology Corp., a Delaware corporation (the "Company"), and the Trustees of the General Electric Pension Trust ("Purchaser").

                                   R E C I T A L S
                                   - - - - - - - -

         A. The Company has filed a Registration Statement on Form S-1 (File No. 333-6697) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") in connection with the proposed underwritten initial public offering (the "Public Offering") of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"); and

         B. Purchaser desires to purchase and the Company desires to issue and sell, concurrently with the consummation of the Public Offering, additional shares of Common Stock on the terms and conditions set forth below.

                                  A G R E E M E N T
                                  - - - - - - - - -
         NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth below, the parties hereto agree as follows:

                                      ARTICLE I
                        AGREEMENT TO SELL AND PURCHASE SHARES

         1.1 SALE AND PURCHASE OF SHARES. On the terms and subject to the conditions set forth herein, on the Closing Date (as defined in Section 3.1), the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company, that number of shares of Common Stock (the "Shares") equal to
(i) $12,000,000 divided by (ii) (x) the price to the public in the Public Offering minus (y) the underwriters' discounts and commissions in the Public Offering (which price, discounts and commissions will be set forth in the final prospectus for the Public Offering to be filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act")).

         1.2 PURCHASE PRICE. The aggregate purchase price to be paid by Purchaser for the Shares shall be $12,000,000, to be paid by wire transfer of immediately available funds to an account designated by the Company on or prior to the Closing Date.

         1.3  SHARE RESTRICTIONS.

              (a) SECURITIES ACT RESTRICTIONS. Purchaser will not sell or otherwise transfer any of the Shares except in accordance with the Securities Act. Purchaser acknowledges that the certificates evidencing the Shares will bear a legend to the effect that the Shares have not

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been registered under the Securities Act and may not be resold unless they are so registered or such resale is an exempt transaction under the Securities Act.

              (b) STOCKHOLDERS AGREEMENT RESTRICTIONS. The Shares will be subject to all the terms and conditions of that certain Stockholders Agreement dated as of August 2, 1994 among Aftermarket Technology Holdings Corp. (the sole stockholder of the Company, which will be merged with and into the Company on or before the Closing Date) and certain of its stockholders, optionholders and warrantholders as the same may be amended from time to time (the "Stockholders Agreement"). Purchaser acknowledges that the certificates evidencing the Shares will bear a legend to the effect that the Shares are subject to the Stockholders Agreement.

                                      ARTICLE II
                            REPRESENTATIONS AND WARRANTIES

         2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to Purchaser that:

              (a) ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

              (b) AUTHORIZATION AND BINDING EFFECT. The Company has full power and authority to enter into this Agreement and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and all other agreements and instruments herein contemplated to be executed by the Company are (or upon execution and delivery thereof by the Company will be) valid and binding agreements of the Company, enforceable in accordance with their respective terms except (i) as the same may be limited by applicable bankruptcy, insolvency, moratorium or similar laws of general application relating to or effecting creditors' rights, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances and preferential transfers, (ii) for the limitations imposed by general principles of equity, and (iii) to the extent that such terms may be deemed to violate public policy regarding indemnification for violations of securities laws. The exceptions set forth in clauses (i), (ii) and (iii) above are hereinafter referred to as the "Enforceability Exceptions."

              (c) NO BREACH. The execution and delivery of this Agreement by the Company do not, and the consummation of the transactions contemplated hereby will not, (i) violate or conflict with the Certificate of Incorporation or Bylaws of the Company, or (ii) constitute a breach or default (or an event that with notice or lapse of time or both would become a breach or default) or give rise to any lien, third party right of termination, cancellation, material modification or acceleration under any material agreement, understanding or undertaking to which the Company is a party or by which it is bound or, assuming the representation and warranty of Purchaser contain in Section 2.2(e) are correct, any law, rule or regulation to which the Company is subject.

              (d) CONSENTS AND APPROVALS. Neither the execution and delivery of this Agreement by the Company nor the consummation of the transactions contemplated hereby will


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require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, except (i) where the failure to obtain such consents, approvals, authorizations or permit, or to make such filings or notifications, would not prevent the Company from performing its obligations under this Agreement without having a material adverse effect on the Company and its subsidiaries taken as a whole, and (ii) filings required to be made by Purchaser.

              (e) THE SHARES. The Shares have been duly and validly authorized and, when issued in accordance with the terms hereof, will be (i) duly and validly issued, fully paid and nonassessable, and (ii) free and clear of all liens, encumbrances, mortgages, pledges, security interests, restrictions, prior assignments and claims of any kind or nature whatsoever except any created by this Agreement or the Stockholders Agreement or by Purchaser.

              (f)  THE PROSPECTUS.  The preliminary prospectus dated
November 18, 1996, which constitutes a part of the Registration Statement, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         2.2 REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby represents and warrants to the Company as follows:

              (a) EXISTENCE OF TRUST. The General Electric Pension Trust (the "Trust") is a New York common law trust.

              (b) AUTHORIZATION AND BINDING EFFECT. Purchaser has full power and authority to enter into this Agreement and to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. This Agreement and all other agreements and instruments herein contemplated to be executed by Purchaser are (or upon execution and delivery thereof by Purchaser will be) valid and binding agreements of Purchaser, enforceable in accordance with their respective terms, subject to the Enforceability Exceptions.

              (c) NO BREACH. The execution and delivery of this Agreement by Purchaser do not, and the consummation of the transactions contemplated hereby will not, (i) violate or conflict with the trust instrument of the General Electric Pension Trust or (ii) constitute a breach or default (or an event that with notice or lapse of time or both would become a breach or default) or give rise to any lien, third party right of termination, cancellation, material modification or acceleration under any material agreement, understanding or undertaking to which Purchaser is a party or by which it is bound or any law, rule or regulation to which it is subject.

              (d) CONSENTS AND APPROVALS. Neither the execution and delivery of this Agreement by Purchaser nor the consummation of the transactions contemplated hereby will require any consent, approval, authorization or permit or filing with or notification to, any governmental or regulatory authority, except (i) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not prevent Purchaser from performing its obligations under this Agreement without having a material adverse


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effect on Purchaser, (ii) the filing of a Schedule 13D and a Form 3 by Purchaser with the SEC disclosing Purchaser's acquisition of the Shares and (iii) filings required to be made by the Company.

              (e) INVESTMENT INTENT; ACCREDITED INVESTOR STATUS. Purchaser is acquiring the Shares for its own account for investment and not with a view to, or for sale in connection with, any distribution of any of the Shares in violation of applicable securities laws. Purchaser has sufficient business or financial experience to have the capacity to protect its own interests in connection with the purchase of the Shares and is able to bear the economic risk of its investment. Purchaser is an "accredited investor" within the meaning of Rule 501(a) of Regulation D of the SEC.

                                     ARTICLE III
                            CLOSING; CONDITIONS TO CLOSING

         3.1 CLOSING AND CLOSING DATE. The closing of the transactions contemplated hereby (the "Closing") shall, unless another date, time or place is agreed to in writing by the parties hereto, take place at the offices of Skadden, Arps, Slate, Meagher & Flom, Los Angeles, California, at 7:00 a.m., Los Angeles time, on the date on which the issuance and sale of the shares of Common Stock offered in the Public Offering occur (the "Closing Date").

         3.2 CONDITIONS TO OBLIGATIONS OF EACH PARTY. The obligations of the Company and Purchaser to consummate the transactions contemplated hereby are subject to the following conditions:

              (a) CLOSING OF PUBLIC OFFERING. The issuance and sale of the shares of Common Stock offered in the Public Offering shall have occurred; and

              (b) ABSENCE OF PROHIBITIONS. There being, on the Closing Date, no (i) threatened, instituted or pending action, proceeding, application, claim or counterclaim by or before any court or governmental authority or agency seeking to restrain or prohibit the consummation of the transactions contemplated hereby or (ii) statute, rule, regulation, decree, order or injunction promulgated, enacted, entered or enforced by any court or governmental agency or authority restraining or prohibiting the consummation of such transactions.

         3.3 CONDITIONS TO THE COMPANY'S OBLIGATION. The obligation of the Company to consummate the transactions contemplated hereby is subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

              (a) PURCHASER'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of Purchaser contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct in all respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date and at the Closing Purchaser shall have delivered to the Company a certificate to that effect; and

              (b) PURCHASE PRICE. The Company shall have received the payment called for by Section 1.2.


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         3.4  CONDITIONS TO PURCHASER'S OBLIGATION.  The obligation of
Purchaser to consummate the transactions contemplated hereby is subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

              (a) THE COMPANY'S REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in this Agreement or in any other document delivered pursuant hereto shall be true and correct in all respects on and as of the Closing Date with the same effect as if made on and as of the Closing Date and at the Closing the Company shall have delivered to Purchaser a certificate to that effect;


              (b) REGISTRATION RIGHTS AGREEMENT. Purchaser shall have received a registration rights agreement, a form reasonably acceptable to Purchaser, duly executed by the Company;



              (c)  AMENDMENT TO STOCKHOLDERS AGREEMENT.  The
Stockholders Agreement shall have been amended in a form reasonably acceptable to Purchaser to provide registration rights to holders of 10% of the outstanding Common Stock under certain circumstances; and


              (d) STOCK CERTIFICATES. Purchaser shall have received duly executed stock certificates evidencing the Shares.

                                      ARTICLE IV
                                     TERMINATION

         4.1 TERMINATION. Notwithstanding anything herein to the contrary, this Agreement shall terminate on March 31, 1997, unless extended by the written consent of all parties hereto, if the transactions to be performed and consummated on or prior to the Closing Date under the terms hereof have not been consummated on and as of such date. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the Closing Date (i) by the written consent of the parties hereto or (ii) by either party hereto if any condition to the Closing for the benefit of such party is not fulfilled or waived on or prior to the Closing Date.

         4.2 EFFECT OF TERMINATION. In the event that this Agreement is terminated as provided in Section 4.1, all further obligations of the parties under this Agreement shall terminate without further liability of any party to any other party, provided that such termination shall not relieve any party of any liability for a breach of this Agreement and any such termination shall not be deemed to be a waiver of any available remedy for any such breach. This
Section 4.2 and Article V shall survive the termination of this Agreement.

                                      ARTICLE V
                                    MISCELLANEOUS

         5.1 ENTIRE AGREEMENT. This Agreement, together with the Stockholders Agreement and the Registration Rights Agreement referred to in Section 3.4(b), constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all


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prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter hereof.

         5.2 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under principles of conflicts of laws applicable thereto.

         5.3 INTERPRETATION. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. The parties acknowledge that each party and its counsel have received and approved this Agreement and the normal rules of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement. The language in all parts of this Agreement shall in all cases be construed according to its fair meaning, and not strictly for or against any party hereto.

         5.4 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         5.5 EXPENSES AND ATTORNEYS' FEES. Except as otherwise provided herein or in the agreements contemplated hereby, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses. If any party hereto institutes any action or proceeding, whether before a court or arbitrator, to enforce any provision of this Agreement, the prevailing party therein shall be entitled to receive from the losing party reasonably attorneys' fees and costs incurred in such action or proceeding, whether or not such action or proceeding is prosecuted to judgment.

         5.6 BINDING EFFECT; NO ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective legal representatives and successors. This Agreement may not be assigned by any party hereto.

         5.7 AMENDMENT AND WAIVERS. This Agreement may not be amended, and no provision hereof may be waived, except by an instrument in writing signed by the party to be charged.

         5.8 SEVERABILITY. If any provision of this Agreement is for any reason held invalid, illegal or unenforceable in any respect by any court of competent jurisdiction, such provision shall be deemed ineffective without affecting in any way the other provisions of this Agreement.

         5.9 FURTHER ASSURANCES. Each party hereto shall execute and deliver such further instruments and take such further actions as the other party may reasonably request in order to carry out the transactions contemplated by this Agreement.


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         5.10 NO RECOURSE AGAINST TRUSTEES.  Any obligation of Purchaser under this Agreement shall be enforceable against the assets of the Trust but not against the Trustees of the Trust (or any other person) individually.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf by its officer thereunto duly authorized as of the date first above written.



                             AFTERMARKET TECHNOLOGY CORP.,
                             a Delaware corporation

                             By:
                                 --------------------------------------
                             Name:
                             Title:

                             THE TRUSTEES OF THE GENERAL ELECTRIC PENSION TRUST

                             By:
                                 ---------------------------------------
                             Name:
                             Title:


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